Exhibit 10.9.2

EXECUTION

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of March 27, 2014 (this “Amendment”), among UBS Real Estates Securities Inc. (the “Buyer”), RAIT CRE Conduit II, LLC (the “Seller”) and RAIT Financial Trust (“Guarantor”).

RECITALS

The Buyer, Seller and Guarantor are parties to (a) that certain Master Repurchase Agreement, dated as of January 24, 2014 (as amended by Amendment No. 1, dated as of March 17, 2014, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of January 24, 2014 (as amended from time to time, the “Pricing Letter”). The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Program Guaranty”), dated as of January 24, 2014, made by Guarantor in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Program Guaranty, as applicable.

The Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Program Guaranty on the date hereof.

Accordingly, the Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 adding the following defined terms in their proper alphabetical order:

“Approved Bailee” shall have the meaning assigned to such term in the Custodial Agreement.

“Bailee Agreement” shall have the meaning assigned to such term in the Custodial Agreement.

“Escrow Instruction Letter” shall mean, with respect to a Table-Funded Asset, an instruction letter delivered to applicable title insurance company substantially in the form of Exhibit L hereto or as otherwise approved by Buyer in its sole good faith discretion.

“Table-Funded Asset” for any point in time shall mean an Eligible Asset for which Seller delivered a Transaction Request and Confirmation pursuant to Section 3 hereof, but for which a complete Asset File was not delivered to Custodian prior to such time. For the avoidance of doubt, a Purchased Asset shall not be considered a Table-Funded Asset after the related Asset File is delivered to the Custodian and the Custodian has indicated receipt on a Trust Receipt.

1.2 deleting the definition of “Bailee Letter” in its entirety and replacing all references thereto with the defined term “Bailee Agreement”.

1.3 deleting the definition of “One-Month LIBOR” in its entirety and replacing it with the following:

“One-Month LIBOR” shall mean, with respect to each Pricing Rate Period during which a Transaction is outstanding, the rate (calculated by Buyer, expressed as a percentage per annum and rounded upward, if necessary, to the next nearest one one-thousandth of 1%) for deposits in United States Dollars for a one-month period, which appears on Reuters ICE Libor Rates Page LIBOR01 (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) as of 11:00 a.m., London time, on the Pricing Rate Determination Date or Reset Date, as applicable. If such rate does not appear on Reuters ICE Libor Rates Page LIBOR01 (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) as of 11:00 a.m., London time on the Pricing Rate Determination Date or Reset Date, as applicable, One-Month LIBOR for the next Pricing Rate Period and such Pricing Rate Determination Date or Reset Date, as applicable, shall be determined as follows. Buyer shall request the principal London office of any four (4) major reference banks in the London interbank market selected by Buyer to provide such reference bank’s offered quotation to prime banks in the London interbank market for deposits in United States dollars for a one (1) month period as of 11:00 a.m., London time, on such Pricing Rate Determination Date or Reset Date, as applicable, in a principal amount of not less than $1,000,000 that is representative for a single transaction in the relevant market at such time. If two (2) or more such offered quotations are so provided, One-Month LIBOR shall be the arithmetic mean of such quotations. If fewer than two (2) such quotations are so provided, Buyer shall request any three (3) major banks in New York City selected by Buyer to provide such bank’s rate for loans in United States dollars to leading European banks for a one (1) month period as of approximately 11:00 a.m., New York City time, on the Pricing Rate Determination Date or Reset Date, as applicable, for deposits in a principal amount of not less than $1,000,000 that is representative for a single transaction in the relevant market at such time. If two (2) or more such rates are so provided, One-Month LIBOR shall be the arithmetic mean of such rates.

SECTION 2. Initiation; Termination. Section 3 of the Existing Repurchase Agreement is hereby amended by:

2.1 deleting clauses (b)(vi), (b)(vii) and (b)(viii) in their entirety and replacing them with the following, respectively:

(vi) Transaction Request and Confirmation. Seller shall have delivered (A) to Buyer, not later than 11:00 a.m., New York time, ten (10) Business Days’ prior to the requested Purchase Date, and to Custodian, in accordance with the timeframes set forth in the Custodial Agreement, (1) a Transaction Request and Confirmation with a requested Purchase Price of not less than (x) $500,000 or (y) such lesser amount as agreed to by Buyer in its sole discretion, and shall be in increments of not less than $10,000, and (2) an Asset Schedule with respect to all Purchased Assets subject to the requested Transaction and (B) in addition, with respect to any Table-Funded Assets, (1) to the Approved Bailee a copy of the related Transaction Request and Confirmation no later than 12:00 noon New York time on the related Purchase Date, to be held in escrow by the Approved Bailee on behalf of Buyer pending finalization of the Transaction and (2) to Buyer copies of the fully executed Bailee Agreement and Escrow Instruction Letter including the appropriate wire instructions for the Purchase Price of the related Purchased Asset no later than 12:00 noon New York time on the related Purchase Date.

(vii) Delivery of Asset File. On or before each Purchase Date with respect to each Purchased Asset, Seller shall deliver or cause to be delivered to Buyer or its designee (initially, the Custodian) the Custodial Delivery Letter in the form attached hereto as Exhibit I. In connection with each sale, transfer, conveyance and assignment of a Purchased Asset, (A) on or prior to each Purchase Date with respect to such Purchased Asset or (B) on or prior to the fifth (5th) Business Day following the Purchase Date with respect to a Table-Funded Asset, Seller shall deliver or cause to be delivered and released to the Custodian the documents set forth in the Asset File, pertaining to each of the Purchased Assets identified in the related Custodial Delivery Letter; it being agreed that any assignment documents related to the transfer of the Purchased Assets to Buyer shall be delivered in blank (the “Blank Assignment Documents”) and, provided, that, if Buyer’s diligence review of the related Asset File for a Table-Funded Asset requires the delivery of a document or instrument or the equivalent contained in the Asset File that Seller cannot deliver, or cause to be delivered, to Custodian at the time they are required to be delivered, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements set forth in this Agreement and the Custodial Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument if a copy thereof (certified by Seller to be a true and complete copy of the original thereof submitted for recording) is delivered to Custodian on or before the date on which such original is required to be delivered, and either the original of such non-delivered document or instrument, or a photocopy thereof, with evidence of recording thereon, is delivered to Custodian within ninety (90) days of the related Purchase Date, and, provided, further, that Buyer may, but is not obligated to, consent to a later date for delivery of any part of the Asset File in its sole discretion.

(viii) Delivery of Trust Receipt. Except in the case of a Table-Funded Asset, Custodian shall have delivered to Buyer, in accordance with the timeframes set forth in the Custodial Agreement, a Trust Receipt (accompanied by a Custodial Asset Transmission) with respect to each Purchased Asset subject to the requested Transaction.

2.2 adding the following subsection (e) at the end thereof:

(e) Table-Funded Assets. Notwithstanding any of the foregoing provisions of this Section 3 or any contrary provisions set forth in the Custodial Agreement, solely with respect to any Table-Funded Asset:

(i) by 12:00 noon New York time on the related Purchase Date, Seller or Approved Bailee shall deliver signed .pdf copies of the documents constituting the Asset File to Custodian via electronic mail, and Seller shall deliver the appropriate written third-party wire transfer instructions to Buyer;

(ii) not later than 12:00 noon New York time on the related Purchase Date, (A) Approved Bailee shall deliver an executed .pdf copy of the Bailee Agreement to Seller, Buyer and Custodian by electronic mail and (B) Buyer shall fund the Purchase Price to the Approved Bailee in accordance with Section 3(c)(iii) hereof; and

(iii) within five (5) Business Days after the applicable Purchase Date with respect to any Table-Funded Asset, Seller shall deliver, or cause to be delivered to Custodian, the complete Asset File with respect to such Table-Funded Asset, pursuant to and in accordance with the terms of the Custodial Agreement; provided, that, if Buyer’s diligence review of the related Asset File requires the delivery of a document or instrument or the equivalent contained in the Asset File that Seller cannot deliver, or cause to be delivered, to Custodian at the time they are required to be delivered, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements set forth in this Agreement and the Custodial Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument if a copy thereof (certified by Seller to be a true and complete copy of the original thereof submitted for recording) is delivered to Custodian on or before the date on which such original is required to be delivered, and either the original of such non-delivered document or instrument, or a photocopy thereof, with evidence of recording thereon, is delivered to Custodian within ninety (90) days of the related Purchase Date, and, provided, further, that Buyer may, but is not obligated to, consent to a later date for delivery of any part of the Asset File in its sole discretion.

SECTION 3. Escrow Instruction Letter. The Existing Repurchase Agreement is hereby amended by adding the following Exhibit L on Schedule 1 attached hereto at the end thereof.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer, Seller and Guarantor;

(b) Amendment No. 1 to Pricing Letter, dated as of the date hereof, executed and delivered by duly authorized officers of the Buyer, Seller and Guarantor;

(c) Amendment No. 2 to Custodial Agreement, dated as of the date hereof, executed and delivered by duly authorized officers of the Buyer, Seller and Custodian; and

(d) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW

RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER PARTY SHALL BE GOVERNED BY E-SIGN.

SECTION 11. Reaffirmation of Program Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Program Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Program Guaranty and (iii) acknowledges and agrees that such Program Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:	/s/ Siho Ham

	Name:	Siho Ham
	Title:	Director

By:	/s/ David Nass

	Name:	David Nass
	Title:	Managing Director

RAIT CRE CONDUIT II, LLC, as Seller

By:	RAIT Partnership, L.P., its sole member and manager

By:	RAIT General, Inc., its sole general partner

By:

Name:
Title:

RAIT FINANCIAL TRUST, as Guarantor

By:

Name:
Title:

Signature Page to Amendment No. 2 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:

Name:
Title:

By:

Name:
Title:

RAIT CRE CONDUIT II, LLC, as Seller

By:	RAIT Partnership, L.P., its sole member and manager

By:	RAIT General, Inc., its sole general partner

By:	/s/ Kenneth R. Frappier

	Name:	Kenneth R. Frappier
	Title:	Executive Vice President

RAIT FINANCIAL TRUST, as Guarantor

By:	/s/ Kenneth R. Frappier

	Name:	Kenneth R. Frappier
	Title:	Executive Vice President

Signature Page to Amendment No. 2 to Master Repurchase Agreement

SCHEDULE 1 TO AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

EXHIBIT L

FORM OF ESCROW INSTRUCTION LETTER

[DATE]

[NAME OF TITLE COMPANY] (“Title Company”)

[TITLE COMPANY ADDRESS]

Re:	$[ ] Loan (the “Loan”) being made by RAIT Partnership, L.P., a Delaware limited partnership (“Lender”) to [ ], a [ ] (“Borrower”), secured by property commonly known as [ ] (the “Property”)

Ladies and Gentlemen:

On or promptly after the date hereof, Title Company shall receive in one or more wire transfers (a) $[        ] from Lender (the “Lender Proceeds”) and (b) $         from UBS Real Estate Securities Inc. (the “UBS Proceeds”; collectively with the Lender Proceeds, the “Proceeds”). The total amount of the Proceeds is equal to $[        ]. The Lender Proceeds shall be wired to Title Company by Lender, and the UBS Proceeds shall be wired to Title Company by UBS Real Estate Securities Inc. (herein, “Buyer”) pursuant to the wiring instructions of [        ] attached hereto as Exhibit A.

On or before the date hereof, Title Company has received an executed counterpart of each of the following instruments with respect to the Property (collectively, the “CRE Conduit II Assignment Documents”):

(A)	[Assignment of Mortgage] by Lender to RAIT CRE Conduit II, LLC (“Conduit II”); and

(B)	[Assignment of Assignment of Leases and Rents from Lender to Conduit II.]

By Title Company’s acceptance of this letter (this “Side Letter”), Title Company hereby irrevocably agrees that:

(a) Upon receipt of the Proceeds, Title Company will advise Lender’s Counsel and Buyer’s Counsel (as defined below) in writing (which may be by e-mail transmission) of such receipt; and

(b) Upon written instruction (which may be by e-mail transmission) from both (i) Jeffrey O’Neale (jeffrey.oneale@alston.com) or another attorney at Alston & Bird LLP (herein, “Buyer’s Counsel”), on behalf of Buyer, and (ii)                      or another attorney at                      (herein, “Lender’s Counsel”), on behalf of Lender and Conduit II,

Ex. L-1

Title Company will promptly disburse the Proceeds in accordance with the settlement statement and disbursement instructions provided by Lender’s Counsel as signed by Borrower, in accordance with that certain Escrow Letter dated as of the date hereof by and among Title Company, Borrower and Lender’s Counsel (the “Escrow Letter”); and

(c) Promptly upon disbursement of the Proceeds as aforesaid, Title Company will cause the CRE Conduit II Assignment Documents to be recorded in the appropriate jurisdiction of the Property (or otherwise deliver the CRE Conduit II Assignment Documents as directed by Buyer’s Counsel.

Notwithstanding anything to the contrary contained herein, Title Company hereby agrees not to disburse any of the Proceeds until written authorization (which may be by e-mail transmission) has been provided to Title Company by both (i) Buyer’s Counsel and (ii) Lender’s Counsel.

In the event that Title Company has not received written authorization from both (i) Buyer’s Counsel and (ii) Lender’s Counsel on or prior to 2:00 PM (EDT) on [DATE], Title Company hereby agrees to contact both Lender’s Counsel and Buyer’s Counsel for instructions as to the disposition of the Proceeds (and, in the absence of joint instructions, to comply with the instructions of Lender’s Counsel as to the Lender Proceeds and the CRE Conduit II Assignment Documents and to comply with the instructions of Buyer’s Counsel as to the UBS Proceeds).

This Side Letter may be executed in counterparts, all of which when taken together shall constitute one and the same instrument. A signed counterpart of this Side Letter which is telecopied or electronically transmitted shall constitute an original.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Ex. L-2

Please acknowledge Title Company’s receipt of the CRE Conduit II Assignment Documents and confirm Title Company’s agreement to comply with the foregoing instructions by signing below and emailing a counter-signed copy of this Side Letter to the attention of the undersigned at [                    ].

Very truly yours,

[ ]

By:
[ ]

cc:	[ ]

Ex. L-3

Acknowledged and Agreed:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Ex. L-4

Lender’s Counsel hereby signs to indicate its consent to the delivery of the CRE Conduit II Assignment Documents and disbursement of the Proceeds in accordance with this Side Letter.

[ ]

By:
Name:
Title:

Ex. L-5

Exhibit A

Title Company Wire Instructions

Exh. L-6